UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2024

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	90-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

John Darwin Resignation

On April 9, 2024, John Darwin provided notice of his intention to resign as a member of the board of directors (the “Board”) of SHF Holdings, Inc. (the “Company”). On April 10, 2024, the Board accepted John Darwin’s resignation from his position as a member of the Board. Mr. Darwin’s resignation was not in connection with any known disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Sundie Seefried Appointment

In order to fill the vacancy on the Board created by Mr. Darwin’s resignation, on April 14, 2024, the Board appointed the Company’s Chief Executive Officer, Sundie Seefried as a member of the Board.

Ms. Seefried will serve as a Class III director with a term expiring at the Company’s upcoming 2024 Annual Meeting of Shareholders, which is tentatively scheduled to be held virtually on June 11, 2024. Pursuant to the September 28, 2022 employment agreement with the Company, Ms. Seefried will not receive additional compensation for her role as a director while also serving in the role of Chief Executive Officer of the Company.

Ms. Seefried, age 62, has served as the Chief Executive Officer of the Company since September 2022. In such position, she has played a key role in the development of the Company, as well as the commercialization of the Company’s offerings from inception. Additional biographical information regarding Ms. Seefried can be found in the Company’s Proxy Statement on Schedule 14A, filed with the United States Securities and Exchange Commission on April 28, 2023, and such information is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 15, 2024, the Company issued a press release announcing Mr. Darwin’s resignation and Ms. Seefried’s appointment as a Class III director. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated April 15, 2024
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: April 15, 2024	By:	/s/ Donnie Emmi
Chief Legal Officer